UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2013

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 23, 2013, Gaiam, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing, among other things, that on October 21, 2013 the Company’s wholly-owned subsidiary Gaiam Americas, Inc. (“Americas”) consummated the sale of all the equity interests in GVE Newco, LLC, Americas’ wholly-owned subsidiary, to Cinedigm Entertainment Holdings, LLC.

Pursuant to the disclosures set forth in Item 9.01(b) of the Current Report on Form 8-K filed on October 23, 2013, the Company hereby amends Item 9.01(b) in order to include the Company’s pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012, 2011, and 2010, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2013 are filed herewith as Exhibit 99.1.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Gaiam, Inc. for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012, 2011, and 2010, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Name: Stephen J. Thomas
Title: Chief Financial Officer

Date: October 25, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Gaiam, Inc. for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012, 2011, and 2010, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2013.